GE CAPITAL MORTGAGE SERVICES, INC.   Exhibit #99.14
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT J
DISTRIBUTION DATE STATEMENT

MARCH, 1997

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

                          CUSIP#

          Class A1     36157TVQ1                  37.85194706
                       -------------          ---------------
          Class A2     36157TVR9                   0.00000000
                       -------------          ---------------
          Class A3     36157TVS7                   0.00000000
                       -------------          ---------------
          Class A4     36157TVT5                   0.00000000
                       -------------          ---------------
          Class A5     36157TVU2                   0.00000000
                       -------------          ---------------
          Class AL     36157TVW8                   0.00000000
                       -------------          ---------------
          Class R1     36157TVX6                   0.00000000
                       -------------          ---------------
          Class R2     36157TVY4                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest
          Pay-out Rate:

                          CUSIP#

          Class A1     36157TVQ1                   3.30413381              6.30%
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                   5.54166667              6.65%
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                   5.83333333              7.00%
                       -------------          ---------------   ---------------
          Class A4     36157TVT5                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                   6.37500000              7.65%
                       -------------          ---------------   ---------------

          Class AL     36157TVW8                   6.16666667              7.40%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   0.00163190              1.96%
                       -------------          ---------------   ---------------

     (3) Servicing Compensation:                    51,075.94
                                              ---------------

     The amounts below are for the
     aggregate of all Certificates:

     (4)  Pool Principal Balance;              109,444,582.52
          number of Mortgage                  ---------------
          Loans:                                        1,398
                                              ---------------

     (5)  Principal Prepayments included
          for Defaulted Mortgage Loans,
          Defective Mortgage Loans, or
          Liquidating Loans                              0.00
                                              ---------------

     (6)  Class Certificate Principal
          Balance of each Class;
          Certificate Principal Balance
          of Single Certificate of each
          class:
                                                                     Single
                                                                   Certificate
            Class       CUSIP #                 Class Balance        Balance
          ---------------------------------------------------------------------
          Class A1     36157TVQ1                30,166,850.57      591.50687392
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                31,000,000.00     1000.00000000
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                16,000,000.00     1000.00000000
                       -------------          ---------------   ---------------
          Class A4     36157TVT5                 7,521,906.00     1000.00000000
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                10,025,376.00     1000.00000000
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                12,800,000.00     1000.00000000
                       -------------          ---------------   ---------------
          Class R1     36157TVX6                         0.00        0.00000000
                       -------------          ---------------   ---------------
          Class R2     36157TVY4                         0.00        0.00000000
                       -------------          ---------------   ---------------

     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number
          of related Mortgage Loans:

                                                                           0.00
                                                                ---------------
                                                                           0.00
                                                                ---------------

     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                 2,780,604.07
                                              ---------------
                                                           49
                                              ---------------
          Two Payments Delinquent                  574,805.82
                                              ---------------
                                                            9
                                              ---------------
          Three or more Payments Delinquent        224,722.55
                                              ---------------
                                                            4
                                              ---------------
          TOTAL                                  3,580,132.44
                                              ---------------
                                                           62
                                              ---------------

                                              ---------------
          In foreclosure                           155,367.27
                                              ---------------
                                                            2
                                              ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:

                                                         0.00
                                               --------------

     (10) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TVQ1                         0.00
                       -------------          ---------------
          Class A2     36157TVR9                         0.00
                       -------------          ---------------
          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00
                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------

          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class S      36196HE1S                         0.00
                       -------------          ---------------

     (11) Class Certificate Interest
          Rate:

          Class A4     36157TVT5                    45,758.26            14.950%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                    63,911.77            15.050%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                    78,933.33             7.400%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   178,603.02             1.958%
                       -------------          ---------------   ---------------

          (12) Maximum Amount:                  10,909,689.02
                                              ---------------

          (13) Amount Available:                 8,070,420.17
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                          GE CAPITAL MORTGAGE SERVICES, INC.


                          By:/s/ Pamela L. Monahan
                          -----------------------------------------
                          Name: Pamela L. Monahan
                          Title:    Vice President of Financial Information